UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of the

Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) July 30, 2013

CU BANCORP

(Exact name of registrant as specified in its charter)

California	001-35683	90-0779788
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15821 Ventura Boulevard, Suite 100, Encino, California		91436
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (818) 257-7700

Not Applicable

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 30, 2013, CU Bancorp (the “Company”) issued a press release setting forth its financial results for the quarter ended June 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this report (including Exhibit 99.1) is being furnished under Item 2.02 (Results of Operations and Financial Condition) of Form 8-K. Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibits shall not be deemed to be “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated July 30, 2013 reporting the financial results of CU Bancorp for the quarter ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2013	CU BANCORP

/s/ Anita Wolman
Anita Wolman Executive Vice President, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 30, 2013 reporting the financial results of CU Bancorp for the quarter ended June 30, 2013.

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